Exhibit 10.3
ASSIGNMENT OF PERSONAL PROPERTY,
NAME, SERVICE CONTRACTS, WARRANTIES AND LEASES

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§
GERA 6400 SHAFER LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, without representation or warranty, hereby sells, assigns, transfers and sets over unto TSLF SHAFER, LLC, a Delaware limited liability company (“Grantee”), all of Grantor’s rights, titles, and interests in and to the following described properties located on, affixed to, and/or arising or used in connection with an office building, with parking and other amenities (the “Project”) situated on the land in the County of Cook, State of Illinois, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land,” which together with the Project is sometimes hereinafter called the “Property”):
1. All fixtures, equipment, machinery, building materials, furniture, furnishings, and other personal property owned by Grantor (the “Personal Property”), and located on, attached to, or used in connection with the operation and maintenance of the Property;
2. Any leases for space in the Project (the “Leases”), together with security and other deposits owned or held by Grantor pursuant to the Leases, which Leases and security deposits are described on Exhibit C attached hereto;
3. Any assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the “Service Contracts”) in Grantor’s possession which Service Contracts are described on Exhibit D attached hereto;
4. Any assignable warranties and guaranties relating to the Property or any portion thereof in Grantor’s possession (collectively, the “Warranties”); and
5. The right, title and interest of Grantor, if any, in any name which is used in the operation of the Property, and any assignable variations thereof, and any logos, trade names or trademarks in connection therewith (the “Name”).
Grantor does not make any representation or warranty, express or implied, with respect to merchantability, condition, quality, durability, design, operation, fitness for use or suitability for any particular purpose.
This assignment is made and accepted expressly subject to the matters set forth in Exhibit B and made a part hereof for all purposes.

Grantee for itself and its successors hereby covenants and agrees with Grantor as follows:
1. Grantee hereby assumes and agrees to perform all of the lessor’s or landlord’s obligations under the Leases which are set forth in the copies of the Leases or documents relating to the Leases which have been delivered to Grantee on or prior to the date hereof and which are required to be performed from and after the date hereof (subject, in all respects, to the terms of such Leases);
2. Grantee hereby assumes and agrees to perform all of the obligations of the owner of the Property under the Service Contracts required to be performed from and after the date hereof;
3. Grantee hereby indemnifies and agrees to hold Grantor harmless from and against any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and court costs) resulting by virtue of Grantee’s failure to perform or comply with any term, covenant, or condition of the Leases or the Service Contracts required to be performed or complied with from and after the date hereof and for liabilities arising out of the Leases and relating to periods after the date hereof. Notwithstanding the foregoing, Grantee shall neither indemnify nor hold harmless Grantor from any liabilities arising under the Leases and relating to periods prior to the date hereof, or for liabilities arising out of the Leases or documents relating to the Leases unless such Leases or related documents are delivered to Grantee on or prior to the date hereof; and
4. Grantor hereby indemnifies and agrees to hold Grantee harmless from and against any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and court costs) resulting to Grantee by virtue of Grantor’s failure to perform or comply with any term, covenant, or condition of the Leases or documents relating to the Leases which have been entered into by Grantor and are required to be performed prior to the date hereof. Notwithstanding the foregoing, Grantor shall neither indemnify nor hold Grantee harmless from any liabilities arising under the Leases and relating to periods after the date hereof, or for obligations under the Leases arising after the date hereof which are assumed by Grantee.
IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of Personal Property, Service Contracts, Warranties and Leases on December  _____, 2009 to be effective as of the date hereof.

GRANTOR:	GERA 6400 SHAFER LLC,
a Delaware limited liability company

By:

Name:

Title:

2

GRANTEE:	TSLF 6400 SHAFER, LLC
a Delaware limited liability company

By:

Name:

Title:

3

STATE OF ILLINOIS	)
) SS.
COUNTY OF	)
I,                                         , a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that                                         , as                      of GERA 6400 SHAFER LLC, a Delaware liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he/she signed and delivered said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said limited liability company, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal this                      day of                                         , 20___.

Notary Public

STATE OF	)
) SS.
COUNTY OF	)
I,                                         , a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that                                         , as                      of TSLF SHAFER, LLC, a Delaware liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged to me that he/she signed and delivered said instrument as his/her free and voluntary act, and as the free and voluntary act and deed of said limited liability company, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal this _______ day of  _____, 20______.

Notary Public
My commission expires:

4

EXHIBIT A
LEGAL DESCRIPTION OF LAND
THAT PART OF LOT 6 IN GERHART HUEHL ESTATE DIVISION IN SECTION 3, TOWNSHIP 40 NORTH AND SECTION 34, TOWNSHIP 41 NORTH, BOTH IN RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN LYING EASTERLY OF AND ADJOINING THE EASTERLY LINE OF SHAFER COURT ACCORDING TO THE DEED TO THE VILLAGE OF ROSEMONT, ILLINOIS, DATED AUGUST 11, 1975 AND RECORDED AS DOCUMENT 23397310 AND LYING WEST OF AND ADJOINING A LINE DRAWN SOUTH AT RIGHT ANGLES TO THE NORTH LINE OF SAID LOT 6, TO THE SOUTH LINE OF SAID LOT 6 FROM A POINT OF SAID NORTH LINE OF LOT 6, WHICH IS 487.69 FEET WEST OF THE INTERSECTION OF SAID NORTH LINE OF LOT 6 WITH THE CENTER LINE OF RIVER ROAD, COOK COUNTY, ILLINOIS.

A-1

EXHIBIT B
PERMITTED EXCEPTIONS
Second Amendment to Deed of Trust, Security Agreement, Assignment of Rents and fixture filing and Omnibus Amendment to Loan Documents recorded July 29, 2008 as document numbers 0821133008.
Second Amendment to Mortgage, Security Agreement, Assignment of Rents and fixture filing and Omnibus Amendment to Loan Documents recorded July 29, 2008 as document numbers 0821133009.
Assignment of aforesaid mortgage to Tremont Net Funding II, LLC, recorded as document number 0800815085.
Assignment of Leases and Rents and Security Deposits dated June 15, 2007 and recorded June 20, 2007 as document number 0717126104, made by Gera 6400 Shafer LLC, a Delaware limited liability company, to Wachovia Bank, N.A.
Assignment of aforesaid assignment of leases and rents and security deposits to Tremont Net Funding II, LLC, recorded as document number 0800815086.
Easement created by grant to the Commonwealth Edison Company, recorded August 7, 1979 as document 25087330.
Easement in favor of Commonwealth Edison Company and its/their respective successors and assigns in the grant recorded/filed as Document no. 011029895.
Also, subject to (a) real estate taxes and general and special assessments not yet due and payable, (b) any and all recorded easements, covenants, reservations, restrictions, encroachments and encumbrances, (c) matters which would be shown by an accurate survey, (d) underground and overhead cables, lines and utility services, (e) all existing zoning ordinances, regulations, laws, codes, statutes and subdivision regulations, (f) other governmental laws, rules, codes, statutes and regulations limiting or restricting the use to which the property may be put, and (g) those Loan Documents defined in the Letter from Tremont Net Funding II, LLC to GERA 6400 Shafer LLC and GERA Abrams Centre LLC dated December  _____, 2009.

B-1

EXHIBIT C
LEASES
Foresite Realty Partners
Heartland Cafe
Boulevard Healthcare
Capgemini Financial Services
Natl Houseware Manf
AHI International
Seasons Hospice I
Mutual of Omaha

C-1

EXHIBIT D
SERVICE CONTRACTS
See Attached

D-1